STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (this "Agreement") is entered into as of this 25th day of April 2007, by and between Kimberly A. Hennessey, an individual having an address at 134 Suncook Valley Road, Center Barnstead, New Hampshire 03225 ("Seller") and Silvestre Hutchinson, an individual having a mailing address at P.O. Box 94301, Zone 5, Panama City, Republic of Panama ("Purchaser").

 Preliminary Statement

Seller desires to sell to Purchaser, and Purchaser desires to buy from Seller, Eight Million (8,000,000) restricted shares of the common stock, $0.0001 par value (the “Shares”), of Cassidy Media, Inc., a Nevada corporation (the “Company”), on the terms and subject to the conditions set forth in this Agreement.

In consideration of the foregoing and the mutual promises contained herein, the parties agree as follows:

1. PURCHASE AND SALE OF INTEREST. Upon the terms and subject to the conditions set forth in this Agreement, Seller shall sell, assign, transfer and convey to Purchaser, and Purchaser shall purchase, obtain and acquire from Seller, all of Seller's right, title and interest in and to the Shares, free and clear of all claims, liens, mortgages, charges, security interests, encumbrances and other restrictions and limitations of any kind whatsoever, other than restrictions on transferability under federal and state securities laws.
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2.  PURCHASE PRICE. The total purchase price for the Shares is Fifty Thousand and 00/100 Dollars ($50,000.00) (the “Purchase Price”), payable by wire transfer of immediately available funds.

3.  DELIVERIES. Upon execution of this Agreement:

(a)  Purchaser shall pay to Seller the Purchase Price by wire transfer of immediately available funds pursuant to wire instructions previously delivered.

(b)  Seller shall deliver or cause to be delivered to Purchaser of a certificate evidencing the Shares with a stock power duly executed by Seller in blank. Seller shall also deliver to Purchaser a resolution of the Board of Directors of the Company, which shall provide for the following: (i) the resignation or termination of Seller from her position as a President, Chief Executive Officer, and Chief Financial Officer of the Company, effective as of the date hereof; (ii) the resignation or termination of Seller from her position as a director of the Company, effective as of ten days after the Company files with the Securities and Exchange Commission and delivers to the Company’s shareholders an Information Statement pursuant to Rule 14f-1 promulgated under the Securities Exchange Act of 1934, as amended; (iii) the resignation or termination of Nicole Gagne from her position as Secretary of the Company, effective as of the date hereof; and (iv) the appointment of Purchaser as the President, Chief Executive Officer, Chief Financial Officer, Secretary, and a Director of the Company, effective as of the date hereof.

4. REPRESENTATIONS OF SELLER. Seller hereby represents and warrants to Purchaser as follows:

(a)  Seller is the sole legal and beneficial owner of the Shares, free and clear of all claims, liens, mortgages, charges, security interests, encumbrances and other restrictions and limitations of any kind whatsoever, other than restrictions on transferability under federal and state securities laws. The Shares are duly authorized, validly issued, fully paid and non-assessable, and were not issued in violation of any preemptive or similar rights.

(b)  Seller has obtained any and all necessary consents, authorizations, orders or approvals for the transfer of the Shares to Purchaser.

(c)  Neither the execution or delivery of this Agreement nor the performance of its obligations hereunder conflict with or result in a breach of or constitute a default under or will result in the creation of or an imposition of a lien upon any of the properties or assets of Seller or any agreement to which Seller may be a party or by which its property or assets may be subject.

(d)  The Company has timely filed with the Securities and Exchange Commission all reports, schedules, forms, statements and other documents required (collectively, the “SEC Documents”) to have been filed by it under the Securities Act of 1933, as amended (the “Securities Act”) and the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company has not received any letters, notices or any notifications from the SEC, NASD or NASDAQ with respect to the Company or any of its officers or directors.

5. REPRESENTATIONS OF PURCHASER. Purchaser hereby represents and warrants to Seller as follows:

   (a) Purchaser understands that the Shares have not been registered under the Securities Act or the laws of any state, that the sale of the Shares to Purchaser is being undertaken in reliance upon an exemption from the registration requirements of the Securities Act, and reliance upon such exemption is based upon Purchaser's representations, warranties and agreements contained in this Agreement, and that the certificates evidencing the Shares will be endorsed with a restrictive legend.

   (b) Purchaser has carefully reviewed all information necessary to enable Purchaser to evaluate his investment in the Company, including without limitation all SEC Documents. Purchaser is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act, and has been provided with all materials and information requested by Purchaser, including any information requested to verify any information furnished, and Purchaser has been provided the opportunity for direct communication between Seller and its representatives and Purchaser regarding the purchase contemplated by this Agreement, including the opportunity to ask questions and receive answers from the Seller or the Company.

   (c)  Purchaser is aware that the purchase of the Shares is speculative and involves a high degree of risk. Purchaser is aware that there is no guarantee that Purchaser will realize any gain from his acquisition of the Shares. Purchaser further understands that Purchaser could lose the entire amount of his investment.

   (d)  Purchaser: (i) is acquiring the Shares solely for Purchaser's own account for investment purposes only and not with a view toward resale or distribution thereof, in whole or in part; (ii) has no contract, undertaking, agreement or other arrangement, in existence or contemplated, to sell, pledge, assign or otherwise transfer the Shares to any other person; and (iii) agrees not to sell or otherwise transfer the Shares unless and until they are registered under the Securities Act and any applicable state securities laws, or unless an exemption from any such requirement is available.

   (e)  Purchaser is financially able to bear the economic risk of an investment in the Shares, including the ability to hold the Shares indefinitely and to afford a complete loss of his investment in the Shares. Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares.

   (f)  Purchaser has been advised that he should consult with counsel of his choice concerning this matter, and he has had an opportunity to do so, but nevertheless has elected to waive that right.

(g)  The source of the funds used to pay the Purchase Price is the personal funds of Purchaser.

6. MISCELLANEOUS.

(a)  This Agreement sets forth the entire agreement and understanding of the parties in respect of the transactions contemplated hereby and supersedes all prior and contemporaneous agreements, arrangements and understandings of the parties relating to the subject matter hereof. No representation, promise, inducement, waiver of rights, agreement or statement of intention has been made by any of the parties which is not expressly embodied in this Agreement. This Agreement shall not be assigned by any party hereto without the prior written consent of the other party hereto, and any such attempted assignment made in violation of this Agreement shall be null and void and of no force or effect.

(b)  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard, however, to such jurisdiction's principles of conflict of laws.

(c)  This Agreement may be executed in counterparts and by facsimile, each of which shall be an original, but all of which shall constitute but one Agreement.

(d)  The parties agree that they have each carefully read the terms and conditions of this Agreement, that they know and understand the contents and effect of this Agreement.

(e)  The parties hereto agree to execute and deliver such further documents and instruments and to do such other acts and things any of them, as the case may be, may reasonably request in order to effectuate the transactions contemplated by this Agreement.

IN WITNESS WHEREOF, the parties have executed this agreement as of the date of first written above.

/s/ Kimberly A. Hennessey
Kimberly A. Hennessey

/s/ Silvestre Hutchinson
Silvestre Hutchinson